                                                                      EXHIBIT 99



[H.B. Fuller     H.B. Fuller Company               Contact:   Scott Dvorak
Logo]            Corporate Headquarters                       Investor Relations
                                                              651-236-5150
                 P.O 64683
                 St. Paul, Minnesota 55164-0683

--------------------------------------------------------------------------------

NEWS                         For Immediate Release                 June 25, 2002

Note: H.B. Fuller will host a conference call June 26, 2002 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com.

                   H.B. Fuller Reports Second Quarter Results

ST. PAUL, Minn. - H.B. Fuller Company (NASDAQ: FULL) today reported sales and earnings for the second quarter that ended June 1, 2002.

Second quarter net income, excluding special charges related to the restructuring initiative, totaled $12.0 million or $0.42 per share (diluted). Last year's second quarter net income was $11.9 million or $0.42 per share (diluted).

Second quarter net income as reported was $7.9 million or $0.28 per share (diluted). These results include $6.6 million ($4.1 million after-tax) or $0.14 per diluted share, of charges for asset impairments, severance and other costs relating to the restructuring initiative announced earlier in the year.

------------------------------------------------------------------------------------------
                                                             Net earnings    EPS (diluted)
                                                             -----------------------------
Excluding special items in 2002                    Q2, 2002  $12.0 million       $0.42
                                                   Q2, 2001  $11.9 million       $0.42
                                                    Change       1.2%             0.0%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                             Net earnings    EPS (diluted)
                                                             -----------------------------
As reported, including special items in 2002       Q2, 2002  $7.9 million        $0.28
                                                   Q2, 2001  $11.9 million       $0.42
                                                    Change     -33.1%            -33.3%
------------------------------------------------------------------------------------------

Al Stroucken, CEO, said, "Our second quarter results were slightly better than expected, a result of our continuing cost reduction initiatives. The full effect of the earnings leverage we


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
                                                                      EXHIBIT 99

have created will manifest itself through growth of our top line. In light of continuing economic uncertainty, this will remain an area of focus for our company going forward."

Second Quarter Revenues

Net revenue for the second quarter of 2002 was $319.4 million, a 2.8 percent decrease from the second quarter of 2001. Reduced volume accounted for a decrease of 1.1 percent, while negative currency effects and pricing accounted for decreases of 0.6 percent and 1.1 percent, respectively.

Second Quarter Segment Revenue

     >> Global Adhesives' net revenue decreased 3.1 percent compared to last year.

          o    Volume decreased 1.5 percent.

          o    Prices decreased 0.8 percent.

          o    Currency had a negative impact of 0.8 percent.

     >> Full-Valu / Specialty Group's net revenue decreased 1.9 percent compared to last year.

          o    Volume was even.

          o    Prices decreased 1.7 percent.

          o    Currency had a negative impact of 0.2 percent.

Operating income as compared to the second quarter of 2001 decreased in Global Adhesives and Full-Valu / Specialty due to the lower sales levels.

Six Month Results
-----------------

For the first six months of 2002, net income, excluding special charges related to the restructuring initiative, was $17.6 million or $0.62 per share (diluted). For the same period in 2001, net income, excluding the cumulative effect of an accounting change in the first quarter, was $17.4 million or $0.62 per share (diluted).

Six months' results as reported reflect net income of $8.6 million or $0.30 per share (diluted). These results included $14.3 million ($9.0 million after-tax) or $0.32 per diluted share, of charges for asset impairments, severance and other costs relating to the restructuring initiative


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                                                                      EXHIBIT 99

announced in the first quarter. Last year's first six months' net income which included the cumulative effect of an accounting change was $16.9 million, or $0.60 per share (diluted).

--------------------------------------------------------------------------------------------
                                                             Net earnings   EPS (diluted)
                                                             -------------------------------
Excluding special items in 2002 and the         YTD, 2002    $17.6 million      $0.62
cumulative effect of an accounting change       YTD, 2001    $17.4 million      $0.62
in 2001                                           Change         1.1%            0.0%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                             Net earnings   EPS (diluted)
                                                             -------------------------------
As reported, including special items in 2002    YTD, 2002     $8.6 million      $0.30
and the cumulative effect of an accounting      YTD, 2001    $16.9 million      $0.60
change in 2001                                    Change       -49.1%           -50.0%
--------------------------------------------------------------------------------------------

Net revenue for the first six months of 2002 was $612.6 million, a 3.6 percent decrease from the first six months of 2001. Volume was down 1.7 percent while negative currency effects and pricing accounted for decreases of 1.0 percent and
0.9 percent, respectively.

                                   ----------

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2001 sales of $1.274 billion. Common stock is traded on the NASDAQ exchange under the symbol FULL. For more information about the Company, visit their website at: http://www.hbfuller.com.

Safe Harbor for Forward-Looking Statement

Certain statements in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; new product development; product mix; availability and price of raw materials and critical manufacturing equipment; new plant startups; accounts receivable collection; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; patent rights that could provide significant advantage to a competitor; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian dollar, the Argentine peso and the Brazilian real); the regulatory and trade environment; and other risks as indicated from time to time in the company's filings with the Securities and Exchange Commission. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.


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
                                                                      EXHIBIT 99


                          H.B. FULLER COMPANY
                         FINANCIAL INFORMATION
          In thousands, except per share amounts (unaudited)

                                                    13 Weeks       13 Weeks
                                                      Ended          Ended
                                                   June 1, 2002   June 2, 2001
                                                  --------------  -------------
Net sales                                            $ 319,402      $ 328,507
Cost of sales                                         (231,965)      (240,294)
                                                     ---------      ---------
Gross profit                                            87,437         88,213

Selling, administrative and other expenses             (71,382)       (64,600)
Interest expense                                        (4,420)        (5,503)
Other income (expense), net                                171           (171)
                                                     ---------      ---------
Income before income taxes, minority interests
 and income from equity investments                     11,806         17,939

Income taxes                                            (4,079)        (6,117)

Minority interests in consolidated income                 (328)          (495)

Income from equity investments                             536            533
                                                     ---------      ---------
Net Income                                           $   7,935      $  11,860
                                                     =========      =========
Basic income per common share                        $    0.28      $    0.42
                                                     =========      =========
Diluted income per common share                      $    0.28      $    0.42
                                                     =========      =========
Weighted-average common shares
 outstanding:
     Basic                                              28,071         27,954
     Diluted                                            28,643         28,270

  Selected Balance Sheet Information (subject to change prior to filing of the
  ----------------------------------------------------------------------------
                    Company's Quarterly Report on Form 10-Q)
                    ----------------------------------------

                                    Unaudited                         Unaudited
                                  June 1, 2002   December 1, 2001   June 2, 2001
                                  ------------   ----------------   ------------
Inventory                            $ 149,243      $ 141,210         $ 148,943
Trade accounts
 receivable, net                       218,525        211,590           213,421
Trade accounts payable                 112,286        114,155           112,480
Total assets                           971,916        966,173           985,940
Long-term debt                         173,297        203,001           242,654


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                                                                      EXHIBIT 99


                          H.B. FULLER COMPANY
                         FINANCIAL INFORMATION
          In thousands, except per share amounts (unaudited)

                                 13 Weeks Ended - June 1, 2002
                               -----------------------------------    13 Weeks
                                                         Excluding      Ended
                                   As        Special      Special      June 2,
                                Reported      Items        Items        2001
                               ---------    ---------    ---------    ---------
Net sales                      $ 319,402    $    --      $ 319,402    $ 328,507
Cost of sales                   (231,965)      (3,844)    (228,121)    (240,294)
                               ---------    ---------    ---------    ---------
Gross profit                      87,437       (3,844)      91,281       88,213

Selling, administrative
 and other expenses              (71,382)      (2,778)     (68,604)     (64,600)
Interest expense                  (4,420)        --         (4,420)      (5,503)
Other income (expense), net          171         --            171         (171)
                               ---------    ---------    ---------    ---------
Income before income taxes,
 minority interests and income
 from equity investments          11,806       (6,622)      18,428       17,939

Income taxes                      (4,079)       2,371       (6,450)      (6,117)

Minority interests in
 consolidated income                (328)         188         (516)        (495)

Income from equity
 investments                         536         --            536          533
                               ---------    ---------    ---------    ---------

Net Income                     $   7,935    $  (4,063)   $  11,998    $  11,860
                               =========    =========    =========    =========

Basic income (loss)
 per common share              $    0.28    $   (0.14)   $    0.43    $    0.42
                               =========    =========    =========    =========

Diluted income (loss)
 per common share              $    0.28    $   (0.14)   $    0.42    $    0.42
                               =========    =========    =========    =========

Weighted-average common shares
 outstanding:
     Basic                        28,071       28,071       28,071       27,954
     Diluted                      28,643       28,643       28,643       28,270


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
                                                                      EXHIBIT 99

                          H.B. FULLER COMPANY
                         FINANCIAL INFORMATION
          In thousands, except per share amounts (unaudited)

                                                   26 Weeks          26 Weeks
                                                     Ended             Ended
                                                  June 1, 2002      June 2, 2001
                                                 --------------     ------------
Net sales                                          $ 612,642         $ 635,441
Cost of sales                                       (450,027)         (464,653)
                                                   ---------         ---------
Gross profit                                         162,615           170,788

Selling, administrative and other expenses          (140,214)         (132,891)
Interest expense                                      (9,136)          (11,166)
Other income (expense), net                             (455)             (692)
                                                   ---------         ---------

Income before income taxes, minority
 interests and income from equity investments         12,810            26,039

Income taxes                                          (4,520)           (9,114)

Minority interests in consolidated income               (607)             (510)

Income from equity investments                           918               995
                                                   ---------         ---------
Income before cumulative effect of
 accounting change                                 $   8,601         $  17,410
Cumulative effect of accounting change                  --                (501)
                                                   ---------         ---------
Net Income                                         $   8,601         $  16,909
                                                   =========         =========

Basic income (loss) per common share:
   Income before accounting change                 $    0.31         $    0.62
   Accounting Change                                    --               (0.02)
                                                   ---------         ---------
Net Income                                         $    0.31         $    0.60
                                                   =========         =========

Diluted income (loss) per common share:
   Income before accounting change                 $    0.30         $    0.62
   Accounting change                                    --               (0.02)
                                                   ---------         ---------
Net Income                                         $    0.30         $    0.60
                                                   =========         =========

Weighted-average common shares outstanding:
     Basic                                            28,038            27,944
     Diluted                                          28,540            28,260


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
                                                                      EXHIBIT 99

                          H.B. FULLER COMPANY
                         FINANCIAL INFORMATION
          In thousands, except per share amounts (unaudited)

                                  26 Weeks Ended - June 1, 2002
                               -----------------------------------
                                                         Excluding    26 Weeks
                                   As        Special      Special      Ended
                                Reported      Items        Items    June 2, 2001
                               ---------    ---------    ---------  ------------
Net sales                      $ 612,642    $    --      $ 612,642   $ 635,441
Cost of sales                   (450,027)     (10,098)    (439,929)   (464,653)
                               ---------    ---------    ---------   ---------

Gross profit                     162,615      (10,098)     172,713     170,788

Selling, administrative
 and other expenses             (140,214)      (4,199)    (136,015)   (132,891)
Interest expense                  (9,136)        --         (9,136)    (11,166)
Other income (expense), net         (455)        --           (455)       (692)
                               ---------    ---------    ---------   ---------

Income before income taxes,
 minority interests and income
 from equity investments          12,810      (14,297)      27,107      26,039

Income taxes                      (4,520)       4,967       (9,487)     (9,114)

Minority interests in
 consolidated income                (607)         338         (945)       (510)

Income from equity investments       918         --            918         995
                               ---------    ---------    ---------   ---------

Income before cumulative
 effect of accounting
 change                        $   8,601    $  (8,992)   $  17,593   $  17,410

Cumulative effect of
 accounting change                  --           --           --          (501)
                               ---------    ---------    ---------   ---------
Net Income                     $   8,601    $  (8,992)   $  17,593   $  16,909
                               =========    =========    =========   =========

Basic income (loss) per
 common share:
   Income before
    accounting change          $    0.31    $   (0.32)   $    0.63   $    0.62
   Accounting Change                --           --           --         (0.02)
                               ---------    ---------    ---------   ---------
Net Income                     $    0.31    $   (0.32)   $    0.63   $    0.60
                               =========    =========    =========   =========

Diluted income (loss)
 per common share:
   Income before
    accounting change          $    0.30    $   (0.32)   $    0.62   $    0.62
   Accounting change                --           --           --         (0.02)
                               ---------    ---------    ---------   ---------
Net Income                     $    0.30    $   (0.32)   $    0.62   $    0.60
                               =========    =========    =========   =========

Weighted-average common
 shares outstanding
   Basic                          28,038       28,038       28,038      27,944
   Diluted                        28,540       28,540       28,540      28,260


                                       7